AMENDMENT NO. 1 TO

EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Executive Employment Agreement dated October 1, 2023 (the “Agreement”) is made and entered into as of August 7, 2024, by and between Kiromic BioPharma, Inc., a Delaware corporation (the “Company”), and Brian Hungerford (“Executive”) (each, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, the Parties are parties to the Agreement;

WHEREAS, the Parties desire to amend the Agreement; and

WHEREAS, pursuant to Section 13 of the Agreement, the Agreement may be amended by written agreement executed by the Parties.

NOW, THEREFORE, in consideration of the mutual covenants, promises and obligations set forth herein, and for other good and valuable consideration, and the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

AGREEMENT

Section 1.    Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

Section 2.    Amendment. The agreement is hereby amended as follows:

Section 2(b) is hereby deleted in its entirety and amended to read as follows:

The Company hereby acknowledges that the Executive will spend a reasonable number of hours, not to exceed five (5) hours per week, with respect to his ongoing role at H4D Consulting. Executive acknowledges his obligations pursuant to the Code of Business Conduct and Ethics, including Section 8 (Conflicts of Interest), and confirms he has been and will remain in full compliance with such policy.

Section 3.    No Other Modifications. Except as expressly set forth herein, the Agreement shall remain unchanged and in full force and effect. This Amendment and the Agreement shall be read together as one agreement, and all references to “this Agreement” in the Agreement shall be deemed to refer to the Agreement as modified and amended by this Amendment other than references to the “date of this Agreement” or similar references.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

KIROMIC BIOPHARMA, INC.

By: /s/ Pietro Bersani

Pietro Bersani

BRIAN HUNGERFORD

By: /s/ Brian Hungerford

Brian Hungerford